Mezzanine Equity	6 Months Ended
Jun. 30, 2024
Mezzanine Equity [Abstract]
Mezzanine Equity
9.	Mezzanine equity:

Series A Preferred Shares

The Company issued as part of the Spin-Off to Castor 140,000 Series A Preferred Shares with par value of $0.001 and a stated value of $1,000 each. Details of the Company’s Series A Preferred Shares are discussed in Note 8 to the Company’s consolidated financial statements for the year ended December 31, 2023, included in the 2023 Annual Report.

The Company uses an effective interest rate of 3.71% over the expected life of the preferred stock being nine years which is the expected earliest redemption date. This is consistent with the interest method, taking into account the discount between the issuance price and liquidation preference and the stated dividends, including “step-up” amounts. The amounts accreted during the period March 7, 2023 through June 30, 2023 and in the six months ended June 30, 2024, were $931,034 and $1,509,700, respectively, and is presented as ‘Deemed dividend on Series A Preferred Shares’ in the accompanying unaudited interim condensed consolidated statements of comprehensive income.

As of June 30, 2024, the net value of Mezzanine Equity amounted to $121,111,110, including the amount of  $1,509,700 of deemed dividend on the Series A Preferred Shares in the six months ended June 30, 2024, and is presented as ‘Mezzanine Equity’ in the accompanying unaudited condensed consolidated balance sheet. During the six months ended June 30, 2024, the Company paid to Castor a dividend amounting to $700,000 on the Series A Preferred Shares for the period from October 15, 2023 to April 14, 2024. The accrued amount for the period from April 15, 2024 to June 30, 2024 (included in the dividend period ended July 14, 2024) amounted to $322,778 (Notes 3(c) and 18(a)).